Exhibit 10.2

AMENDMENT NO. 2 TO ESCROW AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Original Escrow Agreement (as defined below) is entered into as of December 8, 2017, between WMIH Corp., a Delaware corporation as successor to WMI Holdings Corp., a Washington corporation (the “Company”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Amendment, and any successors appointed pursuant to the terms of the Escrow Agreement (as defined below) (Citibank, in such capacity, the “Escrow Agent”) to amend the Original Escrow Agreement, dated as of January 5, 2015, as amended by the First Amendment to Escrow Agreement, dated November 12, 2015 (the “Original Escrow Agreement” and as amended by this Amendment, the “Escrow Agreement”), by and between the Company and the Escrow Agent. All capitalized terms used in this Amendment will have the meanings set forth in the Escrow Agreement, unless otherwise indicated.

WHEREAS, the Company entered into the Original Escrow Agreement in connection with the Purchase Agreement for its Series B Preferred Stock, which was issued on January 5, 2015;

WHEREAS, the Company completed its Reincorporation in Delaware on May 11, 2015 and delivered the Reincorporation Certificate to the Escrow Agent on such date, and the terms of the Series B Preferred Stock, which were previously contained in the Certificate of Designation, are now set forth in Article VI of the Company’s Amended and Restated Certificate of Incorporation (the “Original Delaware Charter”);

WHEREAS, the Company desires to amend the Original Delaware Charter to change certain terms and has obtained the requisite board of director and stockholder approvals in order for the Charter Amendment (as defined below) to become effective;

WHEREAS, in connection with the Charter Amendment, the Company and KKR Capital Markets LLC (“KCM”) entered into that certain engagement letter, dated October 31, 2017 (the “KCM Engagement Letter”), pursuant to which, among other things, the Company amended the terms of the payment of the remaining KCM Fee (as defined in Schedule II of the Purchase Agreement) to KCM subject to certain terms and conditions for services of KCM thereunder;

WHEREAS, in connection with the Charter Amendment, the Company and Citigroup Global Markets Inc. (“Citi”) entered into that certain letter agreement, dated December 8, 2017 (the “Citi Fee Letter Agreement”), pursuant to which, among other things, the Company amended the terms of the payment of the remaining Citi Fee (as defined in Schedule II of the Purchase Agreement) to cause $2,500,000 to be payable on the third anniversary of the issuance of the Series B Preferred Stock;

WHEREAS, Citi and KCM are entitled under certain conditions to receive the Citi Fee and KCM Fee, respectively, from the Escrow Account, and in connection with the Charter Amendment (as defined below), the KCM Engagement Letter and the Citi Fee Letter Agreement, the Company, KCM and Citi, desire to amend and restate certain Annexes hereto and amend the Escrow Agreement to include a new Exhibit B to address the disbursements of the Citi Fee and KCM Fee from the Escrow Account;

WHEREAS, the Certificate of Amendment (the “Charter Amendment”), amending and restating in its entirety the terms governing the Series B Preferred Stock contained in Article VI of the Original Delaware Charter, shall be filed with the Delaware Secretary of State with the Charter Amendment to become effective at 12:00 a.m., New York City time, on January 5, 2018, unless a Qualified Acquisition (as defined in the Charter Amendment) has occurred prior to such time, in which case, such Amendment Effective Time shall not occur (the “Amendment Effective Time”); and

WHEREAS, Escrow Account balance as of date hereof is $578,336,434.79.

In accordance with Section 13 of the Original Escrow Agreement, the parties to the Original Escrow Agreement have agreed to amend the Original Escrow Agreement as follows subject to the terms and conditions set forth in this Amendment:

1.	In accordance with Section 12(a) of the Escrow Agreement, notice to the Company shall be made to the address and person designated below its signature hereto.

2.	In accordance with Section 12(a) of the Escrow Agreement, the Authorized Persons’ contact information set forth on Schedule B to the Original Escrow Agreement shall be amended and restated and superseded as set forth on Schedule B hereto.

3.	If, at any time after 12:00 a.m., New York City time, on January 5, 2018, the Escrow Agent receives a certificate, substantially in the form attached as Exhibit A (the “Amendment Effective Time Certificate”), the second paragraph of Section 20 of the Escrow Agreement shall be amended and restated in its entirety as follows:

“All capitalized terms used but not defined herein (including with respect to the Schedules and Annexes attached hereto) shall have the meanings given such terms in the Amended and Restated Certificate of Incorporation of the Company, as amended by that certain amendment dated as of December 8, 2017 (the “Charter Amendment” and as amended by the Charter Amendment, the “Charter”) or the Purchase Agreement, as applicable. Notwithstanding the foregoing, the use of capitalized terms defined in the Charter or the Purchase Agreement is solely for the convenience of the Company and knowledge of the meanings of such capitalized terms contained in the Charter or the Purchase Agreement shall not be imputed to the Escrow Agent.”

4.	If, at any time after 12:00 a.m., New York City time, on January 5, 2018, the Escrow Agent receives an Amendment Effective Time Certificate, Annexes B, C, D and F of the Original Escrow Agreement shall be replaced and amended and restated in the form attached as Annexes B, C, D and F of this Amendment.

5.	If, at any time after 12:00 a.m., New York City time, on January 5, 2018, the Escrow Agent receives an Amendment Effective Time Certificate, the Original Escrow Agreement shall be amended to include Exhibit B in the form attached as Exhibit B of this Amendment.

6.	Section 2(d) shall be amended and restated as follows:

“(d) Mandatory Redemption. If, at any time the Escrow Agent receives a certificate, substantially in the form attached hereto as Annex D (the “Mandatory Redemption Certificate”) or Exhibit B (the “Fee Certificate”), the Escrow Agent shall, on the Escrow Release Date specified therein, disburse from the Escrow Account pursuant to the instructions set forth therein. Notwithstanding the foregoing, in the event that the Escrow Agent receives the Mandatory Redemption Certificate at or after 11:00 a.m. (New York City time) and the Escrow Release Date specified therein is the date the Escrow Agent receives such Mandatory Redemption Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the same Business Day, but shall not be required to disburse from the Escrow Account until the next succeeding Business Day (which shall then become the Escrow Release Date); provided, that, if on the day the Escrow Agent receives the Mandatory Redemption Certificate the Escrow Property is invested in U.S. Government Securities, and the Escrow Release Date specified therein is the date the Escrow Agent receives such Mandatory Redemption Certificate, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein, but if the Escrow Agent is unable to so disburse, the Escrow Agent shall use commercially reasonable efforts to disburse from the Escrow Account pursuant to the instructions set forth therein on the next succeeding Business Day (which shall then become the Escrow Release Date). The Escrow Agent shall be fully protected acting in reliance upon such Mandatory Redemption Certificate, and shall have no duty or obligation to determine whether such Mandatory Redemption Certificate complies with the terms of the Purchase Agreement, any amendments thereto or otherwise.”

7.	Except as the Original Escrow Agreement has been expressly amended by this Amendment, the Original Escrow Agreement shall continue in full force and effect in accordance with its provisions. This Amendment shall be governed by and construed in accordance with Section 13 of the Original Escrow Agreement. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but such counterparts together constitute one and the same Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by a duly authorized representative as of the day and year first written above.

WMIH CORP.
By:	/s/ Charles Edward Smith
Name:	Charles Edward Smith
Title:	Executive Vice President

Notice to:

WMIH Corp. 800 Fifth Avenue, Suite 4100
Seattle, Washington 98104
Attn.: Charles Edward Smith, Chief Legal Officer
Phone: (206) 922-2963
Facsimile: (206) 922-2996
E-mail: chad.smith@wamuinc.net

[Signature Page to Amendment No. 2 to Escrow Agreement]

CITIBANK, N.A.,
as Escrow Agent
By:	/s/ Miriam Molina
Name:	Miriam Molina
Title:	Vice President

[Signature Page to Amendment No. 2 to Escrow Agreement]

SCHEDULE B

AUTHORIZED LIST OF SIGNERS

This form supplements the Agreement and related documents and applies to instruction given by facsimile (or e-mail with .pdf attachment) for securities or funds transfers and for other purposes under the Agreement. In giving any facsimile (or e-mail with .pdf attachment) instruction as specified in the Agreement the Company acknowledges that facsimile (or e-mail with .pdf attachment) present a high degree of risk or error, security, and privacy. Nevertheless the Company wishes to use facsimile (or e-mail with .pdf attachment) as a means of instruction. The Company designates below the individuals who are authorized to initiate transfers or other instructions by facsimile (or e-mail with .pdf attachment) on behalf of the Company and select the security procedures specified herein. The Company accepts the associated risks of unauthorized or erroneous instruction and agrees to be bound by such instruction whether or not actually authorized by the Company, provided the Escrow Agent has complied with the stated security procedure. The Company is responsible for keeping confidential the contents of this Schedule B. The Company should be careful in completing this Schedule B as it may be rejected if it contains erasures or white outs.

☐    New                     ☐     Addition                ☒     Supersede

WMIH CORP.

Specimen Signature
Name	Charles Edward Smith
Title	EVP, Chief Legal Officer & Secretary
Phone	(206) 922-2963
E-mail Address	chad.smith@wamuinc.net

Name	Timothy F. Jaeger
Title	Interim Officer Chief Financial Officer
Phone	(707) 484-8607
E-mail Address	timjaeger@cxoc.com

Name	Vicky Wu
Title	SVP & Assistant Secretary
Phone	(206) 922-2982
E-mail Address	vicky.wu@wamuinc.net

Where applicable, the Escrow Agent will confirm the instructions received by return call to one of the telephone numbers listed below.

Telephone Number (including Country code)                            Name

Test Word

Newyork16

EXHIBIT A

FORM OF AMENDMENT EFFECTIVE TIME CERTIFICATE

January        , 2018

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

Re:	WMIH Corp. Amendment Effective Time

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to Sections 3 and 4 of Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (“Amendment No. 2”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in Amendment No. 2.

The Company certifies to the Escrow Agent that no Qualified Acquisition (as defined in the Charter) has occurred prior to 12:00 a.m., New York City time, on January 5, 2018, and the Amendment Effective Time has occurred.

[Signature Page Follows]

WMIH CORP.

By:
Name:
Title:

EXHIBIT B

FORM OF CITI FEE AND KCM FEE CERTIFICATE

                , 2018

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

Re:	[Citi Fee][KCM Fee]

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to the Escrow Agreement, dated as of January 5, 2015, as amended by Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (the “Escrow Agreement”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

[The Escrow Agent is hereby instructed to release $2,500,000 of the Escrow Property, representing the amount of the Citi Fee that is payable to Citigroup Global Markets Inc. (“Citi”) pursuant to the Purchase Agreement as amended by that certain Letter, dated December 8, 2017, by and among the Company and Citi, which modifies and supersedes Section I.1.b. of Schedule II of the Purchase Agreement with respect to the Company’s obligation to Citi, on January 5, 2018, which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:                                                                                                                                                                             ]1

[The Escrow Agent is hereby instructed to release $8,250,000 of the Escrow Property, representing the KCM Fee payable to KKR Capital Markets LLC (“KCM”) pursuant to that certain Engagement Letter, dated October 31, 2017, by and among the Company and KCM,

[1]	Insert this paragraph for the payment of the Citi Fee pursuant to the Purchase Agreement as amended by that certain Letter, dated _____, 2017.

which modifies and supersedes Section II.1.b. of Schedule II of the Purchase Agreement with respect to the Company’s obligation to KCM, on [        , 201    ,]2 which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:                                                                                                                                                        ]3

[Signature Page Follows]

[2]	Insert date which is promptly following Mandatory Conversion Date (as defined in the Charter Amendment).
[3]	Insert this paragraph if a Mandatory Conversion Date (as defined in the Charter Amendment) resulting from a Qualified Acquisition (as defined in the Charter Amendment) occurs prior to the Mandatory Redemption Date (as defined in the Charter Amendment).

WMIH CORP.
By:
Name:
Title:

ANNEX B

FORM OF ACQUISITION AND/OR ACQUISITION EXPENSES CERTIFICATE

            , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to Section 2(b) of the Escrow Agreement, dated as of January 5, 2015, as amended by Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (the “Escrow Agreement”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that the Escrow Property released pursuant to this certificate will be applied to finance the Company’s efforts to explore and/or to fund, in whole or in part, an Acquisition (as defined in Article VI of the Charter) whether completed or not, including reasonable attorney fees and expenses, accounting expenses, due diligence and financial advisor fees and expenses.

The Escrow Agent is hereby instructed to release $[•] of the Escrow Property on                 , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

[To be inserted if a Qualified Acquisition (as defined in the Charter) occurs prior to the Mandatory Redemption Date (as defined in the Charter)] [The Company certifies to the Escrow Agent that the Acquisition (as defined in Article VI of the Charter) referred to in this Acquisition Certificate is a Qualified Acquisition (as defined in Article VI of the Charter) that has occurred prior to the Mandatory Redemption Date (as defined in Article VI of the Charter).

WMIH CORP.
By:
Name:
Title:
Test Word:

ANNEX C

FORM OF PUT EVENT CERTIFICATE

                , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to Section 2(c) of the Escrow Agreement, dated as of January 5, 2015, as amended by Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (the “Escrow Agreement”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that (i) a Change of Control Event has occurred, and certain Holders have properly tendered for repurchase their shares of outstanding Series B Preferred Stock pursuant to the Change of Control Event Repurchase Offer, and (ii) the Escrow Property released pursuant to this certificate will be applied to pay the applicable Change of Control Repurchase Price to such Holders on the Change of Control Repurchase Date pursuant to the terms of the Charter.

The Escrow Agent is hereby instructed to release $[•] of the Escrow Property on             , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:4

Bank:

ABA#:

Account Name:

A/C#:

Ref:

[4]	Insert bank information for DTC in connection with the payment to Holders.

WMIH CORP.
By:
Name:
Title:
Test Word:

ANNEX D

FORM OF MANDATORY REDEMPTION CERTIFICATE

            , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to Section 2(d) of the Escrow Agreement, dated as of January 5, 2015, as amended by Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (the “Escrow Agreement”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that the Escrow Property released pursuant to this certificate will be applied to pay the applicable Mandatory Redemption Price (as defined in the Charter) to redeem all outstanding shares of the Series B Preferred Stock (including any unconverted shares of Series B Preferred Stock remaining after any Mandatory Conversion (as defined in the Charter)).

The Escrow Agent is hereby instructed to release $[•] of the Escrow Property on                 , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:5

Bank:

ABA#:

Account Name:

A/C#:

Ref:

[5]	Insert bank information for DTC in connection with the payment to Holders.

WMIH CORP.
By:
Name:
Title:
Test Word:

ANNEX F

FORM OF RELEASE CERTIFICATE

                , 201

Citibank, N.A., as Escrow Agent

Agency & Trust

388 Greenwich Street

New York, NY 10013

Attn: Miriam Molina

Email: miriam.molina@citi.com / cts.spag@citi.com

This certificate is being delivered by WMIH Corp., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to Section 2(f) of the Escrow Agreement, dated as of January 5, 2015, as amended by Amendment No. 2 to the Escrow Agreement, dated December 8, 2017 (the “Escrow Agreement”), by and among the Company and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent thereunder, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings specified in the Escrow Agreement.

The Company certifies to the Escrow Agent that (i) a Qualified Acquisition (as defined in the Charter) was consummated on                 , 201    , and (ii) no shares of Series B Preferred Stock remain outstanding as of the date hereof.

The Escrow Agent is hereby instructed to release the remaining Escrow Property (after making any payments pursuant to any delivered Acquisition Certificate with respect to such Qualified Acquisition) on                 , 201    , which shall be the Escrow Release Date for purposes of this certificate, as follows:

Bank:

ABA#:

Account Name:

A/C#:

Ref:

WMIH CORP.
By:
Name:
Title:
Test Word: